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                                                               CONFIDENTIAL
                                                                TREATMENT
                                FIRST AMENDMENT
                             TO CREDIT AGREEMENT


          This FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of July 20, 1998 between HORIZON Pharmacies, Inc., a Delaware corporation ("BORROWER"), and McKesson Corporation, a Delaware corporation ("MCKESSON").

                                   RECITALS

          WHEREAS, Borrower and McKesson are parties to that certain Credit Agreement dated as of July 2, 1998 (the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

          WHEREAS, Borrower has requested that McKesson consent to the amendment of certain financial covenants and other provisions set forth in the Credit Agreement, and McKesson is willing to do so upon the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.     AMENDMENTS TO THE CREDIT AGREEMENT

          A. Section 3.8 of the Credit Agreement is amended by adding the following at the end thereof:

          The liens evidenced by UCC financing statements 19982007955 (Colorado), 960619011 (New Mexico), 745176 (Nebraska), 056721
     (Oklahoma), 9700050771 (Texas), 9800006753 (Texas) and 9800053614
     (Texas) are all in connection with indebtedness permitted by Section
     6.9(d).

          B. Section 5.14 of the Credit Agreement is amended to read in full as follows:

          SUBSEQUENT COLLATERAL. From time to time execute and deliver to McKesson such additional security agreements, pledge agreements, mortgages, collateral assignments or amendments thereto, and take such other steps as may be reasonably requested by McKesson, in order to grant a first priority security interest or lien to McKesson, and to perfect such security interest or lien, in any assets of Borrower and its Subsidiaries as to which a security interest or lien has not previously been created or perfected, including (i) taking such steps as are outlined in Section 5.13 with regard to any subsequently acquired leased Premises of Borrower or its Subsidiaries, (ii) pledging the interest of Borrower or any of its Subsidiaries in any new Subsidiaries, joint ventures (to the extent permitted by the

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     joint venture document), limited liability companies or other entities, and (iii) mortgaging any fee simple interests in real property owned or subsequently acquired by Borrower or its Subsidiaries, but only if the equity of Borrower and its Subsidiaries therein equal or exceeds $100,000 per contiguous parcel or parcels. For purposes of the preceding clause (iii), the three parcels owned by Borrower as of July 2, 1998 in Princeton, Texas shall be deemed to be three separate, not contiguous parcels. As to any mortgage on a fee simple interest in real property, Borrower shall pay (or reimburse McKesson) up to $250 per parcel for the cost of title insurance or lesser assurance as to title and the recordation and priority of McKesson's mortgage;
     PROVIDED that, before acquiring any fee simple interest in real property, Borrower shall give McKesson at least 10 Business Days' prior notice of such acquisition so that, if McKesson is to obtain a mortgage on such real property, it can do so concurrently with Borrower's acquisition of the real property and obtain the benefit of any lower premium for a lender's title insurance policy, and PROVIDED FURTHER that McKesson may not require at Borrower's expense any greater level of title insurance than Borrower obtains as an owner. McKesson shall have the right, no more than once in any consecutive twelve-month period for each parcel or real property, to obtain an appraisal of such real property to determine the value of the equity of Borrower and its Subsidiaries in such parcel, and the cost of any such appraisal shall be shared equally between Borrower and McKesson.

          C. Clause (d) of Section 6.2 of the Credit Agreement is amended to read in full as follows:

          (d)   liens in connection with indebtedness permitted pursuant to
     Section 6.9(b), (c), (d) and (e); PROVIDED that any such lien in connection with any such indebtedness shall not extend to any assets of Borrower other than the assets specifically financed by such indebtedness; and

          D. A new clause (e) shall be added to Section 6.2 of the Credit Agreement to read in full as follows:

          (e) liens in favor of the landlord of the premises located at 4000 Villanova, Dallas, Texas PROVIDED that such lien is subordinated to any lien in favor of McKesson.

          E. Section 6.9 of the Credit Agreement is amended to read in full as follows:

           INDEBTEDNESS/CAPITAL LEASE OBLIGATIONS. Incur additional indebtedness or capital lease obligations after the date hereof except the following ("PERMITTED INDEBTEDNESS"):

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          (a) accounts payable incurred in the ordinary course of business;

          (b) indebtedness not to exceed $[redacted--confidential treatment] in the aggregate with respect to any one Borrower-owned store in connection with any equipment lease or equipment purchase;

          (c) purchase money indebtedness for the purchase of real estate constituting Borrower's headquarters location and the construction of improvements thereon and for the purchase of equipment by Borrower in the ordinary course of business;

          (d) indebtedness of Borrower to the applicable Seller incurred as part of the purchase price for any Permitted Acquisition; and

          (e) indebtedness of Borrower, other than as permitted by preceding clauses (a) through (d) of this Section 6.9 but not to exceed $[redacted-- confidential treatment] in the aggregate at any one time, incurred in connection with the acquisition of real estate on which a store or stores of Borrower or its Subsidiaries is or will be located.

          F. A new Section 9.11 shall be added to the Credit Agreement to read in full as follows:

          SECTION 9.11 CONFIDENTIALITY. (a) McKesson shall hold all non-public information relating to the Borrower and its Subsidiaries obtained by it under this Agreement in accordance with its customary procedures for handling confidential information of this nature, except for: (i) disclosure to its Affiliates or to its counsel or to any agent or advisor acting on its behalf in connection with the negotiation, execution or performance of the Loan Documents; (ii) disclosure as reasonably required in connection with a transfer to a prospective assignee or participant of all or part of its Loans or any participation therein; (iii) disclosure as may be required or requested by any governmental authority or representative thereof (including pursuant to any applicable federal or state securities laws) or pursuant to legal process; (iv) disclosure to any Person and in any proceeding necessary in McKesson's judgment to protect its interests in connection with any claim or dispute involving McKesson; and (v) any other disclosure with the prior written consent of the Borrower. In no event shall McKesson be obligated or required to return any materials furnished by the Borrower or its Subsidiaries. Notwithstanding the foregoing, such obligation of confidentiality shall not apply if the information or substantially similar information (A) is rightfully received by McKesson from a Person other than the Borrower or any of its Affiliates without McKesson being under an obligation to such Person not to disclose such information, or (B) is or becomes part of the public domain.

               (b) Borrower and its Subsidiaries shall hold all non-public information relating to this Agreement in accordance with its customary procedures for handling confidential information of this nature, except for: (i) disclosure to its Affiliates or to its

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     counsel or to any agent or advisor acting on its behalf in connection with the negotiation, execution or performance of the Loan Documents;
     (ii) disclosure as reasonably required in connection with negotiations with a prospective acquirer of Borrower or substantially all of Borrower's assets or a prospective merger partner; (iii) disclosure as may be required or requested by any governmental authority or representative thereof (including pursuant to any applicable federal or state securities laws) or pursuant to legal process; (iv) disclosure to any Person and in any proceeding necessary in Borrower's judgment to protect its interests in connection with any claim or dispute involving Borrower; and (v) any other disclosure with the prior written consent of the McKesson. In no event shall Borrower be obligated or required to return any materials furnished by McKesson or its Subsidiaries. Notwithstanding the foregoing, such obligation of confidentiality shall not apply if the information or substantially similar information is or becomes part of the public domain.

SECTION 2.     CONDITIONS TO EFFECTIVENESS

     This Amendment shall become effective as of the first date (the "FIRST AMENDMENT DATE") on or before July 28, 1998 upon which the following conditions have been satisfied:

          (i) Borrower and McKesson shall have delivered to one another duly executed counterparts of this Amendment; and

          (ii) all the representations and warranties in Section 3 shall be true and correct as of the date of this Amendment.

          (iii) no Default shall have occurred and be continuing on the date of this Amendment or will result from the consummation of this Amendment (after giving effect to this Amendment).

When and if this Amendment becomes effective, the amendments set forth in
Section 1 shall be deemed effective as of July 2, 1998.

SECTION 3.     BORROWER'S REPRESENTATIONS AND WARRANTIES

     In order to induce McKesson to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to McKesson that the following statements are true, correct and complete:

          A   CORPORATE POWER AND AUTHORITY.  Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

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          B   AUTHORIZATION OF AGREEMENTS.  The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower.

          C NO CONFLICT. The execution and delivery by Borrower of this Amendment does not and will not contravene (i) any law or any governmental rule or regulation applicable to Borrower or any of its Subsidiaries, (ii) the Certificate of Incorporation or Bylaws of Borrower, (iii) any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Subsidiaries or (iv) any material agreement or instrument binding on Borrower or any of its Subsidiaries.

          D   GOVERNMENTAL CONSENTS.  The execution and delivery by Borrower of this Amendment and the performance by Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          E   BINDING OBLIGATION.  This Amendment and the Amended Agreement
have been duly executed and delivered by Borrower and are the binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

          F   INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT
AGREEMENT. The representations and warranties contained in Article III of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date of this Amendment to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G   ABSENCE OF DEFAULT.  No event has occurred and is continuing as of the date of this Amendment or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default (as determined after giving effect to the amendments made by this Amendment).

SECTION 4.     MISCELLANEOUS

          A   REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER
LOAN AGREEMENTS.

          (i) On and after the First Amendment Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit

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Agreement", "thereunder", "thereof" or words of like import referring to the
Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of McKesson under, the Credit Agreement or any of the other Loan Documents nor to create any course of dealing or otherwise obligate McKesson to forebear or execute similar amendments or any waiver in similar circumstances in the future.

          B   COSTS AND EXPENSES.  The Company covenants to pay to or
reimburse McKesson, upon demand, for all costs, out-of-pocket expenses and reasonable attorneys' fees expended or incurred by McKesson in connection with the development, preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby.

          C   HEADINGS.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D   APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL
BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E   COUNTERPARTS.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by a party of a facsimile transmitted document purportedly bearing the signature of the other party shall bind the other party with the same force and effect as the delivery of a hard copy original. Any failure by a party to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the other party.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

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                                          HORIZON PHARMACIES, INC.


                                          By:
                                              -------------------------
                                          Title
                                              -------------------------


                                          McKESSON CORPORATION


                                          By:
                                              -------------------------
                                          Title
                                              -------------------------



                       ACKNOWLEDGMENT AND CONSENT OF GUARANTOR

     The undersigned in its capacity as a guarantor under that certain Guaranty dated as of July 2, 1998 made in favor of McKesson hereby (i) acknowledges and consents to the execution, delivery and performance by Borrower of the foregoing First Amendment to Credit Agreement (the "Amendment"), (ii) acknowledges that the undersigned's consent is being sought purely as a protective measure and understands that the terms of the Credit Agreement dated as of July 2, 1998 may be amended without prior notice to or consent of the undersigned and without discharging or otherwise affecting the liability of the undersigned under the Guaranty, and (iii) reaffirms that it will continue to be bound by all of the provisions of the Guaranty and that such Guaranty will remain in full force and effect notwithstanding the execution and delivery by Borrower of the First Amendment referred to above.

                                          HORIZON HOME CARE, INC.


                                          By
                                              -------------------------
                                          Its
                                              -------------------------



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